SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                     Date of Report: (date of earliest event
                             reported): July 6, 2000

                              LACLEDE STEEL COMPANY
               (Exact Name of Registrant as Specified in Charter)

Delaware                              0-3855                  43-0368310
(State or Other                    (Commission             (I.R.S. Employer
Jurisdiction of                    File Number)          Identification Number)
Incorporation)

440 North Fourth Street, 3rd Floor
St. Louis, Missouri                                              63102
(Address of Principal Executive Offices)                       (Zip Code)


               Registrant's telephone number, including area code
                                 (314) 425-1400

Item  5.  Other Events.

                  The  Registrant's  press  release  dated July 6, 2000 filed as
Exhibit 20 hereto is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

                  (c)      Exhibits

                           Exhibit No.
                                 (Referenced to Item 601(b) of Regulation S-K)

                           Exhibit 20 - Press release of the Registrant dated July 6, 2000


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LACLEDE STEEL COMPANY
                                         (Registrant)




                                         LACLEDE STEEL COMPANY
                                         (Registrant)

Date:  July 10, 2000                     By:  /s/ Michael H. Lane
                                             -----------------------------------
                                             Michael H. Lane
                                             Executive Vice President and  Chief
                                             Financial Officer